EXHIBIT 10.3

                       PROTEIN POLYMER TECHNOLOGIES, INC.
                         FORM OF STOCK OPTION AGREEMENT
                              (NONSTATUTORY OPTION)

         THIS AGREEMENT is entered into this ___________ between Protein Polymer Technologies, Inc., a Delaware corporation (the "Company"), and _________ (the "Optionee").

                                 R E C I T A L S

         A. The Board of Directors of the Company (the "Board") desires to provide key employees, advisers, directors and consultants of the Company with a favorable opportunity to acquire shares of the Company's common stock.

         B. The Board regards the Optionee as a key employee, adviser, consultant or non-employee director and has determined that it would be in the best interests of the Company and its stockholders to grant the option described in this Agreement to the Optionee as compensation, as an inducement to remain in the service of the Company, and as an incentive for increasing efforts during such service.

         NOW, THEREFORE, it is agreed as follows:

         1. Definitions. Unless otherwise defined herein or the context requires otherwise, the capitalized terms used herein shall have the following meanings:

           (a) "Act" shall mean the Securities Act of 1933, as amended.

           (b) "Board" shall mean the Board of Directors of the Company.

           (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

           (d) "Committee" shall mean either (i) a committee appointed by the Board to award options, or (ii) the Board if a Committee is not so appointed.

           (e) "Common Stock" shall mean the $.01 par value Common Stock of the Company.

           (f) "Disability" shall mean the condition of an Employee who is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve 12 months.

           (g) "Employee" shall mean an individual who is employed (within the meaning of Code Section 3401 and the regulations thereunder) by the Company or a subsidiary.

           (h) "Exercise Price" shall mean $0.48 per Share, subject to adjustment in accordance with Section 15 of the Agreement.

           (i) "Fair Market Value" shall mean the value of a Share, determined as follows:

               (1) If the Shares are traded on an exchange or over-the-counter on the National Market System (the "NMS") of the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ"), (A) if listed on an exchange, the closing price as reported for composite transactions on the date of valuation or, if no sale occurred on that date, then the mean between the closing bid and asked prices on such exchange on such date, and (B) if traded on the NMS, the last sale price on the date of valuation or, if no sale


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occurred on such date, then the mean between the highest bid and lowest asked prices as of the close of business on the date of valuation, as reported in the NASDAQ system:

               (2) If the Shares are not traded on an exchange or the NMS but are otherwise traded over-the-counter, the mean between the highest bid and lowest asked prices quoted in the NASDAQ system as of the close of business on the date of valuation or, if on such day such security is not quoted in the NASDAQ system, the mean between the representative bid and asked prices on such date in the domestic over-the-counter market as reported by the National Quotation Bureau, Inc., or any similar successor organization; and

               (3) If neither (1) nor (2) applies, the fair market value as determined in good faith by the Committee or by the Board. Such determination shall be conclusive and binding on all persons.

           (j) "Option" shall mean the stock option granted pursuant to this Agreement.

           (k) "Option Shares" shall mean the Shares that may be obtained by the Optionee upon exercise of the Option.

           (l) "Purchase Price" shall mean the Exercise Price times the number of Option Shares.

           (m) "Share" shall mean one (1) share of Common Stock.

           (n) "Subsidiary" shall mean any corporation at least fifty percent (50%) of the total combined voting power of which is owned by the Company or by another Subsidiary.

         2. Grant of Option. The Company hereby grants to the Optionee as of the date set forth hereinabove the option to purchase all or any part of an aggregate of 10,000 Shares (the "Option"), subject to adjustment in accordance with Section 15 herein. The Option is not intended to qualify as an incentive stock option under Section 422A of the code.

         3. Exercise Price. The price to be paid for Option Shares upon exercise of the Option or any part thereof shall be $0.48 per share, subject to adjustment in accordance with section 15 hereof.

         4. Right to Exercise. Subject to the conditions set forth in this Agreement, the right to exercise the Option shall accrue in accordance with
Schedule 1 attached hereto and hereby made a part hereof.


         5. Term of Option. The Option shall terminate in any event on the 11th December 2011, at 11:59 P. M.

         6. Nontransferability. The Option shall be exercisable during the Optionee's lifetime only by the Optionee and shall be nontransferable, except that the Optionee may transfer all or any part of the Option by will or by the laws of descent and distribution. Except as otherwise provided herein, any attempted alienation, assignment, pledge, hypothecation, attachment, execution or similar process, whether voluntary or involuntary, with respect to all or any part of the Option or any right thereunder, shall be null and void and, at the Company's option, shall cause all of the Optionee's rights under this Agreement to terminate.

         7. Effect of Exercise Upon exercise of all or any part of the Option, the number of Option Shares shall be reduced by the number of shares with respect to which such exercise is made.

         8. Exercise of Option. The Option may be exercised by delivering to the Company (a) a written notice of exercise in substantially the form prescribed from time to time by the Board and (b) full payment of the Exercise Price for each Share purchased under the Option. Such notice shall specify the number of Shares with respect to which the Option is exercised and shall be signed by the person exercising the Option. If the Option is exercised by a person other than the Optionee, such notice shall be accompanied by proof, satisfactory to the Company, of such person's right to exercise the Option. The Purchase Price shall be payable in U. S. dollars;


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provided, however, that the Purchase Price may be paid (i) by the surrender of
Shares in good form for transfer, owned by the Optionee and having a Fair Market Value on the date of exercise equal to the Purchase Price, or in any combination of cash and Shares, as long as the sum of the cash so paid and the Fair Market Value of the Shares so surrendered equals the Purchase Price, or (ii) with a full recourse promissory note executed by the Optionee. The interest rate and other terms and conditions of such note shall be determined by the Committee. The Committee may require that the Optionee pledge his or her Shares to the Company for the purpose of securing the payment of such note. In no event shall the stock certificate(s) representing such Shares be released to the Optionee until such note has been paid in full.

         9. Withholding Taxes. If the Optionee is an Employee or former Employee of the Company when all or part of the Option is exercised, the Company may require the Optionee to deliver payment of any withholding taxes (in addition to the Purchase Price) in cash with respect to the difference between the Purchase Price and the Fair Market Value of the Shares acquired upon exercise.

         10. Issuance of Shares. Subject to the foregoing conditions, the Company, as soon as reasonably practicable after receipt of a proper notice of exercise and without transfer or issue tax or other incidental expense to the person exercising the Option, shall deliver to such person at the principal office of the Company, or such other location as may be acceptable to the Company and such person, one or more certificates for the Shares with respect to which the Option is exercised. Such Shares shall be fully paid and nonassessable and shall be issued in the name of such person. However, at the request of the Optionee, such Shares may be issued in the names of the Optionee and his or her spouse (a) as joint tenants with right of survivorship, (b) as community property or (c) as tenants in common without right of survivorship.

         11. Rights as a Stockholder. Neither the Optionee nor any other person entitled to exercise the Option shall have any rights as a stockholder of the Company with respect to the Option Shares until a certificate for such Option Shares has been issued to him or her upon exercise of the Option.

         12. Extension and Renewal of the Option. The Committee may extend or renew the Option or accept the cancellation of the Option (to the extent not previously exercised) for the granting of a new Option in substitution therefor.

         13. Financial and Other Information to the Optionee. The Company shall provide, on an annual basis, financial and other information, which the Company deems appropriate, regarding the Company to the Optionee; provided, however, that this information will be provided only to the Optionee if his or her right to exercise the Option has accrued pursuant to the terms of this Agreement and has not previously been exercised.

         14. Investment Representation. In connection with his or her acceptance of the Option, the Optionee represents and warrants to the Company that he or she:

           (a) is acquiring the Option, and will acquire Option Shares on exercise of the Option, for investment for his or her own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Act. The Optionee understands that the Option has not been, and the Option Shares will not be, registered under the Act by reason of a specific exemption under Section 4(2) of the Act, which exemption depends upon, among other things, the bona fide nature of his or her investment intent as expressed herein; and

           (b) (i) is an officer or director of the Company, (ii) has a preexisting personal or business relationship with the Company or its officers or directors, such that he or she is aware of the business and financial condition of the Company, or (iii) has business or financial experience such that he or she has the capacity to protect his or her own interest in acquiring this Option.

         15. Recapitalizations. Subject to any required action by stockholders, the number of Option Shares and the Exercise Price thereof shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a subdivision or consolidation of Shares or the payment of a stock dividend (but only of


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Common Stock) or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company.

             Subject to any required action by stockholders, if the Company is the surviving corporation in any merger or consolidation, the Option shall pertain and apply to the securities to which a holder of the number of Option Shares would have been entitled. In the event of a merger or consolidation in which the Company is not the surviving corporation, the date of exercisability of the Option shall be accelerated to a date prior to such merger of consolidation, and the Optionee shall have at least thirty (30) days' notice of such accelerated exercise date, unless the agreement of merger or consolidation provides for the assumption of the Option by the successor to the Company.

             To the extent that the foregoing adjustments relate to securities of the Company, such adjustments shall be made by the Committee, whose determination shall be conclusive and binding on all persons.

             Except as expressly provided in this Section 19, the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or stock of another corporation, and any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of the Option Shares.

             The grant of the Option shall not affect in any way the right or power of the Company to made adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

         16. Securities Law Requirements.

           (a)  Legality of Issuance.

           The issuance of Shares upon the exercise of the Option and the grant of the Option shall be contingent upon the following:

               (i) the Company and the Optionee shall have taken all actions, if any, required to register the Option and the Option Shares under the Act or to perfect an exemption from the registration requirements thereof:

               (ii) any applicable listing requirement of any stock exchange on which the Common Stock is listed shall have been satisfied; and

               (iii) any other applicable provision of state or Federal law shall have been satisfied.


           (b)  Restrictions on Transfer; Representations of Optionee; Legends.

           Regardless of whether the offering and sale of Option Shares has been registered under the Act or has been registered or qualified under the securities laws of any state, the Company may impose restrictions upon the sale, pledge or other transfer of such Option Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Company and its counsel, such restrictions are necessary or desirable in order to achieve compliance with the provisions of the Act, the securities laws of any state or any other law. In the event that the sale of Option Shares is not registered under the act but an exemption is available which requires an investment representation or other representation, the Optionee shall be required to represent that such Option Shares are being acquired for investment, and not with a view to the sale or distribution thereof, and to make such other representations as are deemed necessary or appropriate by the Company and its counsel. Stock certificates evidencing Option Shares acquired pursuant to an unregistered transaction shall bear the following


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restrictive legend and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law:

      "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION AND MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933 OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY IN FORM AND CONTENT TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SUCH ACT."

      Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 20 shall be conclusive and binding on all persons.

           (c) Registration or Qualification of Securities.

           The Company may, but shall not be obligated to, register or qualify the issuance of the Option or the sale of Option Shares under the Act or any other applicable law.


           (d) Exchange of Certificates.

           If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Option Shares sold is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Option Shares but lacking such legend.

         17. Notices. Any notice to the Company contemplated by this Agreement shall be addressed to it at the Company's principal executive offices in care of its President; and any notice to the Optionee shall be addressed to him or her at the address on file with the Company on the date hereof or at such other address as he or she may hereafter designate in writing.

         18. Interpretation. The interpretation, construction, performance and enforcement of this Agreement shall lie within the sole discretion of the Board, and the Board's determinations shall be conclusive and binding on all interested persons.

         19. Choice of Law. This Agreement shall be governed by the construed in accordance with the laws of the State of California.

IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement, in the case of the Company by its duly authorized officer, as of the day and year first above written.


                                              Protein Polymer Technologies, Inc.


-------------------------------------         ----------------------------------
       _____________, Optionee                  J. Thomas Parmeter, President



-------------------------------------
         Optionee's Spouse*


-------------------------------------
    (Please print spouse's name)

* Include signature and name of Optionee's spouse, if Optionee is married.


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                                   SCHEDULE 1

                                RIGHT TO EXERCISE



           Subject to the conditions set forth in this Agreement, the right to exercise the Option shall accrue as follows:



                    Date Exercisable                 Number of Shares





                   (a) Commencing as of the Grant Date, but in no event after the tenth anniversary of the Grant Date, the entire Option may be exercised.